UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2007

______________________

AVISTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1875 S. Grant Street, 10th Floor
San Mateo, California 94402
(Address of principal executive offices, including zip code)

(650) 525-3310
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01	– Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2007, Avistar Communications Corporation, or Avistar, received a deficiency letter from The Nasdaq Stock Market indicating that Avistar does not comply with Marketplace Rule 4310(c)(3), which requires the company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 in market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.  The Nasdaq Staff noted that as of November 1, 2007, the market value of Avistar’s listed securities was $27,791,539, Avistar reported net losses from continuing operations for the years ended December 31, 2006, 2005 and 2004 and Avistar reported a stockholders deficit as of June 30, 2007 of $3,514,000.  Accordingly, the Nasdaq Staff is reviewing Avistar’s eligibility for continued listing on The Nasdaq Capital Market.  The Nasdaq Staff has requested that on or before November 21, 2007, Avistar submit a plan for regaining and sustaining compliance with all applicable continued listing requirements of The Nasdaq Capital Market.

If, after the conclusion of the Nasdaq Staff review process, the Staff determines that Avistar’s plan does not adequately address the issues noted, it is expected that Avistar would receive a notice from the Nasdaq Staff of its determination that Avistar’s securities are subject to delisting, which determination could be appealed by Avistar to the Nasdaq Listing Qualifications Panel. In the event of such an appeal, the Panel would have authority to grant Avistar a further extension of time in which to regain compliance with the Marketplace Rules, though there can be no assurance that the Panel will grant a further extension of time.

On November 8, 2007, Avistar issued a press release announcing its receipt of the letter from The Nasdaq Stock Market described above. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated November 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Robert J. Habig
Robert J. Habig Chief Financial Officer

Date:  November 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated November 8, 2007